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                                                                    EXHIBIT 10.4


                       MANAGEMENT AND OWNERSHIP AGREEMENT

         THIS MANAGEMENT AND OWNERSHIP AGREEMENT (herein called this "Agreement") dated as of September 23, 1994, is made by and among Brigham Oil & Gas, L.P. ("BOG"), a Delaware limited partnership, Brigham Exploration Company ("BEC"), a Texas corporation, General Atlantic Partners III, L.P. ("GAP"), a Delaware limited partnership, Harold D. Carter ("Carter"), a Texas resident, Ben M. Brigham ("Brigham"), a Texas resident and GAP-Brigham Partners, L.P. ("GAP-Brigham"), a Delaware limited partnership.

                                   RECITALS:

         WHEREAS, certain of the parties are entering into an agreement of limited partnership of even date herewith establishing Quest Acquisitions, L.P., a Texas limited partnership (the "Partnership"); and

         WHEREAS, certain of the parties are concurrently entering into documentation to establish Quest Resources, L.L.C. ("Quest"), a limited liability company that will act as the Managing General Partner of the Partnership; and

         WHEREAS, the parties desire to authorize such agreements and the transactions authorized thereby and to waive and amend any restrictions and other provisions contained in certain other documentation by and among the parties;

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the parties hereto do hereby agree as follows:

         1. BEC and GAP hereby agree that all amounts earned and/or distributed to such parties from their interests in Quest shall be considered to be amounts earned under the Agreement of Limited Partnership of BOG dated May 1, 1992, as amended (the "BOG Partnership Agreement"), for purposes of computing Threshold Value (as such term is defined in the BOG Partnership Agreement) and any amounts distributed to BEC and GAP from the Quest shall be considered to be a distribution to such parties from BOG and accordingly shall reduce the Threshold Value under the BOG Partnership Agreement. BEC, GAP, Carter and GAP-Brigham hereby amend the BOG Partnership Agreement to the extent necessary to conform to the agreement set forth in this Section 1.

         2. Notwithstanding any agreement or duty under law to the contrary, each of BEC and GAP hereby agree that GAP shall own its interest in Quest for its own behalf and not on behalf of BEC or BOG and that BEC shall own its interest in Quest on its own behalf and not for the benefit of GAP or BOG.

         3. Each of BEC, GAP, BOG, Carter, Brigham and GAP-Brigham hereby agree that notwithstanding anything to the contrary in Section 12.3 or elsewhere in the BOG Partnership Agreement or in Section 16 or elsewhere in the Employment Agreement dated May 1, 1992 by and between Ben M. Brigham and BOG (the "Brigham Employment Agreement"), Ben M. Brigham shall have the right to act as Manager and President of guest and the provisions of the BOG Partnership Agreement and the Brigham Employment Agreement are hereby amended to the extent necessary to permit Ben M. Brigham to act in such capacities of behalf of Quest.
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         IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized officers, as of the date first written above.

                                     BRIGHAM OIL & GAS, L.P.

                                     By:    Brigham Exploration Company,
                                            General Partner

                                            By:  /s/ Ben M. Brigham
                                               ---------------------------------
                                                     Ben M. Brigham, President


                                     BRIGHAM EXPLORATION COMPANY

                                            By:  /s/ Ben M. Brigham
                                               ---------------------------------
                                                     Ben M. Brigham, President


                                     GENERAL ATLANTIC PARTNERS III, L.P.

                                     By:    GAP III Investors, Inc.,
                                            its General Partner

                                            By:  /s/ William Ford
                                               ---------------------------------
                                                     Name:  William Ford
                                                          ----------------------
                                                     Title:   Vice President
                                                           ---------------------

                                     /s/ Ben M. Brigham
                                     -------------------------------------------
                                     Ben M. Brigham

                                     /s/ Harold D. Carter
                                     -------------------------------------------
                                     Harold D. Carter


                                     GAP-BRIGHAM PARTNERS, L.P.

                                     By:  /s/ Stephen P. Reynolds
                                        ----------------------------------------
                                            General Partner